UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2003

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11201 Danka Circle North St. Petersburg, Florida 33716	and	Masters House 107 Hammersmith Road London, England W14 0QH

(Address of Principal executive offices)

Registrant’s telephone number, including area code:

(727) 576-6003 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

* 99.1 Press release dated May 22, 2003 of Danka Business Systems PLC announcing its financial and operating results for the fourth quarter and fiscal year ended March 31, 2003.

* 99.2 Transcript of conference call, dated May 22, 2003.

*	Included in this current report on Form 8-K pursuant to Item 12.

ITEM 9. Regulation FD Disclosure

See Item 12, Results of Operations and Financial Condition

ITEM 12. Results of Operations and Financial Condition

All of the information in this current report on Form 8-K and the accompanying exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing and the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

As previously announced, on May 22, 2003, the Registrant issued a press release announcing its financial and operating results for the fourth quarter and fiscal year ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. Also on May 22, 2003, the Registrant hosted a conference call to discuss these results. A copy of the transcript of the Registrant’s conference call on May 22, 2003 is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

By: /s/ F. Mark Wolfinger
Dated: May 28, 2003	F. Mark Wolfinger Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 22, 2003 of Danka Business Systems PLC announcing its financial and operating results for the fourth quarter and fiscal year ended March 31, 2003.

99.2	Transcript of conference call, dated May 22, 2003.